                                                                    EXHIBIT 10.7

                         REDMOND CORPORATE CENTER LEASE
                         ------------------------------



  This LEASE (this "Lease") is made and entered into this 19th day of February, 1997, by and between REDMOND WHITEHALL ASSOCIATES, INC., a Washington General Partnership ("Landlord") and CASHEFLOW, INC., a Delaware Corporation ("Tenant").

  In consideration of the mutual promises and covenants contained in this Lease, Landlord and Tenant do hereby agree:

Section 1. Fundamental Lease Provisions, Exhibits, Defined Terms.
           -----------------------------------------------------

  In addition to definitions set forth elsewhere in this Lease and subject to other provisions of this Lease, the following terms shall have the following meanings:

  (1)  Building.  Redmond Corporate Center, situated on a portion of the Land,
       --------
and with a postal address of 16701 NE 80th Street, Redmond, Washington, 98052.

  (2)  Premises. Suite number 100, consisting of the area on the first floor(s)
       --------
of the Building located as indicated on the floor plan(s) attached hereto as Exhibit A, including the Tenant Improvements, if any.

  (3)  Tenant's Percentage. Fifty-one and nine hundredths percent (51.09%) based
       -------------------
upon the rentable area of the Premises, which is stipulated for the purposes of this Lease to be 6,843 rentable square feet, which is based on 6,221 useable square feet plus a ten percent (10%) common area load factor, compared to the applicable rentable area of the Building, which is stipulated for the purposes of this Lease to be 13,395 rentable square feet.

  (4)  Projected Commencement Date. March 15, 1997 (The actual Commencement Date
       ---------------------------
shall be established pursuant to Section 3).

  (5)  Term. Sixty (60) full calendar months, plus any partial month following
       ----
the Commencement Date, as provided in Section 3.3.

  (6)  Rate                Months    Monthly Rental
       ----                ------    --------------

       $18.00/SF/Year      01-24     $10,264.50
       $19.00/SF/Year      25-48     $10,834.75
       $19.50/SF/Year      49-60     $11,119.88

  (7)  Additional Rent. All amounts payable by Tenant to Landlord under this
       -----------------
Lease, pursuant to Sections 6, 8, 9.8 and 16.

  (8)  Security Deposit. Eleven Thousand One Hundred Nineteen and 88/100's
        -----------------
Dollars ($11,119.88).

  (9)  Landlord's Address.  REDMOND WHITEHALL ASSOCIATES
       ------------------   2105 112th Avenue NE Suite 100
                            Bellevue, Washington 98004

  (10) Tenant's Address.
       ----------------

       Prior to Commencement Date:         After Commencement Date:

       Cacheflow, Inc.                     Redmond Corporate Center
       8563 - 154th Avenue NE              16701 NE 80th Street Suite 100
       Redmond, Washington 98052           Redmond, Washington, 98052



  (11) Tenant Improvements. The improvements to be made to the Premises by the
       -------------------
Tenant pursuant to the Space Description.

  (12) Improvements. Improvements constructed by the Tenant pursuant to, and
       ------------
defined in Section 10 hereof, if any.

  (13) Building Standard. The standard of work defined in the Space
       -----------------
Description.

  (14) Space Description. Exhibit D hereto, as the same may be amended or
       -----------------
supplemented in writing by Landlord and Tenant after the date hereof.

  (15) Guarantor. Any other Person who hereafter in whole or in part guarantees
       ---------
Tenant's performance under this Lease.

  (16) Person. Individuals, partnerships, firms, associations, corporations
       ------
and/or any other form of business or legal entity.

  (17) Land. The real property described in Exhibit B hereto.
       ----

  (18) Occupant. Any Person, including Tenant, entitled to occupy or use a
       --------
portion or portions of the Building under a Lease or other arrangement with Landlord.

  (19) Permitted Use. General offices including computer research and
       -------------
development.

  (20) Tenant's Broker. Chris Langer of CB Commercial.
       ---------------

       Exhibits. The following Exhibits are attached to this Lease and
       --------
incorporated herein by this reference as if fully set forth:

            Exhibit A  Floor Plan
            Exhibit B  Legal Description of Land
            Exhibit C  Rules and Regulations
            Exhibit D  Space Description
            Rider #1   Renewal Option
            Rider #2   Cancellation Option
            Rider #3   Right of First Refusal

Section 2.  Premises and Common Areas.
            -------------------------

  2.1 Premises. Landlord hereby leases to Tenant and Tenant hereby leases from
      --------
Landlord, the interior of the Premises, for the term and subject to and with the benefit of the covenants and conditions set forth in this Lease. The perimeter walls, floors and ceiling of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electrical or other utilities or Building facilities and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration, installation, inspection, repair and replacement, are expressly reserved to Landlord and are expressly excluded from the Premises leased hereby.

  2.2 Common Areas. Landlord shall make available such areas and facilities for
      ------------
the common use of all tenants of the Building (including, but not limited to parking areas, driveways, truckways, delivery passages, truck-loading areas, access roads, walkways and landscaped and planted areas) as Landlord shall reasonably deem appropriate ("Common Areas"). All elements of the Building not leased exclusively to Tenant or another tenant of the Building, including the utility systems up to the boundaries of the Premises, are Common Areas. Landlord or its agents shall operate, manage, equip, light, repair, replace and maintain the Common Areas for their intended purposes in such manner as Landlord shall reasonably, in its sole discretion, determine. Landlord may, from time to time, change the size, location, nature and use of any Common Area and make installations therein and to move and remove the same, provided that Tenant's access to the Premises is not materially reduced. All expenses in connection with the Common Areas are Operating Costs for the purposes of Section 6 of this Lease. Tenant and its employees, agents and invitees shall have the non-exclusive right (in common with other tenants of the Building and Landlord) to use the Common Areas, subject to any Rules and Regulations adopted pursuant to
Section 9.1 of this Lease. The Rules and Regulations may include the designation of specific areas in which cars owned by Tenant, its employees and agents must be parked. Landlord may at any time temporarily close any Common Areas due to construction, maintenance, repair or changes to any part of the building or Land. Tenant shall be entitled to use, on a non-reserved basis, a pro rata share of available parking. Tenant's prorated share of parking shall be determined by comparing the rentable square feet in the Building and any other adjacent buildings that will be using the available parking subject to any restrictions contained in applicable Covenants and Easements of record. Tenant shall not at any time interfere with the rights of

Landlord or of other tenants of the Building or other adjacent buildings or invitees of the same to use any of the parking areas.

Section 3. Lease Commencement and Expiration Dates.
           ---------------------------------------

  3.1 Lease Commencement Date. The Commencement Date shall be the earlier of (i)
      -----------------------
the date the Tenant Improvements to the Premises, together with the common facilities for access and service thereto, have been completed in accordance with the Space Description, subject to punch-list items as described in Section
3.4 which do not materially interfere with Tenant's use and enjoyment of the Premises ("Substantial Completion"), or (ii) the date Tenant occupies any of the Premises for any Permitted Uses. If Substantial Completion of the Tenant Improvements to the Premises is delayed due to any act or omission of Tenant, including Tenant's failure to perform its obligations under the terms of the Space Description, the Commencement Date shall be deemed to be the date upon which substantial completion of the Tenant Improvements would have occurred, but for such delay. It is understood and agreed that March 15, 1997 is intended by the parties as the Commencement Date, provided that this Lease is executed and delivered by Tenant to Landlord no later than February 10, 1997.

  3.2 Confirmation of Commencement Date.  Landlord shall confirm the
      ---------------------------------
Commencement Date to Tenant in writing.

  3.3 Term. The term of this Lease shall commence on the Commencement Date
      ----
and continue for the number of full calendar months specified in Section 1(5) plus any partial calendar month at the beginning of the Term, unless sooner terminated or extended as provided in this Lease.

  3.4 Possession. If Landlord is unable to deliver the Premises or any portion
      ---------
thereof on or before the Projected Commencement Date, Landlord shall not be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable, but in such event, (i) Tenant shall not be liable for payment of any Rent or Additional Rent until such time as Landlord delivers possession, and
(ii) the Term shall not commence until the Premises are so delivered. In the event Landlord is unable to deliver the Premises on or before June 30, 1997, Tenant may terminate the Lease by providing Landlord written notice after June 30, 1997.

Section 4. Rent.
           ----

  4.1 Rent. Commencing on the Commencement Date, Tenant shall pay Landlord at
      ----
Landlord's Address, or to such other person or place or account as Landlord may hereafter from time to time designate in writing, the Rent specified in Section 1 (at times referred to herein as "Rent"), and any other charges due under this Lease, without notice or demand except as otherwise specifically provided in this Lease and without deduction or offset or abatement or counterclaim. Such payment shall be made in lawful money of the United States in advance on or before the Commencement Date and on or before the first (1st) day of each succeeding month. Rent and any payments for any partial month at the beginning or end of the term of this Lease shall be prorated based upon the actual number of days of such month. As partial consideration for the execution of this Lease, Tenant has paid to Landlord the sum of Ten Thousand Two Hundred Sixty Four and 50/100's Dollars ($10,264.58). Said sum shall be credited toward the payment of the Rent for the first (1st) month base rent which is due for the Initial
Term. If Tenant fails to comply fully with and perform all of the terms of this Lease, said sum shall automatically be converted into any additional security deposit to be disposed of in accordance with the terms in Section 5.

Section 5. Security Deposit.
           ----------------

  As security for the full and faithful performance of every covenant and condition of this Lease to be performed by Tenant, Tenant has paid the Security Deposit as set forth in Section 1(8) to Landlord, and Landlord acknowledges receipt of said Security Deposit. If Tenant shall default with respect to any covenant or condition of this Lease, including, but not limited to the payment of Rent or any other amount or change due hereunder, Landlord may apply all or any part of the Security Deposit to the payment of any sum in default, or any other sum which Landlord may be required to spend or incur by reason of Tenant's default, and any other sum which Landlord may in its reasonable discretion deem necessary to spend or incur on Tenant's behalf or by reason of Tenant's default, to the extent of the damage. In any such event, Tenant shall within ten (10) days of demand, deposit with Landlord the amount so applied, expended or incurred. Only if Tenant shall have fully complied with all of the covenants and conditions of this Lease and shall have delivered the Premises to Landlord in the condition required by the terms of this Lease, but not otherwise, the amount of the Security Deposit then held by Landlord shall be repaid to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days after the expiration or sooner termination of this Lease. In the event of Tenant's default under this Lease, Landlord shall have the right to retain the Security Deposit to the extent of the damage, in addition to any and all other rights and remedies at law or in equity available to Landlord. Tenant shall not assign or encumber the Security Deposit and neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance. Landlord may commingle the Security Deposit with other funds and Tenant shall not be entitled to interest or other return thereon.


Section 6. Cost of Operations and Real Estate Taxes.
           ----------------------------------------

  6.1  Definitions. The following terms shall have the following meanings:
       -----------

       Operating Costs. Any and all amounts incurred or expended by Landlord in
       ----------------
connection with the management, maintenance, operation, security or repair of the Premises or the Building or the Land or all or any portion thereof, or any improvements, fixtures, or equipment situated thereon or therein including, but not by way of limitation, the cost of operating, maintaining and repairing elevators; wages and salaries of all employees engaged in operation, maintenance or security of the building, including all taxes, insurance and benefits relating to such employees; insurance costs of every kind and nature; energy costs, including costs of heating, ventilating, air conditioning and electricity; water, sewer, gas and other utility costs; the total customary charges of any agent or independent contractor employed in the repair, care, operation, management, maintenance or security of the Building or the Land; Real Property Taxes, as defined below; and any other expenses or charges whether or not hereinabove described, which in accordance with generally accepted accounting and management practices would be considered and expense of maintaining, managing, operating or repairing the Building, excluding or deducting, as appropriate: (i) initial leasing costs including tenant improvements and leasing commissions for other tenants; (ii) costs of any special services rendered to individual tenants (including Tenant) for which a special charge is collected; and (iii) depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting principles (except Operating Costs shall include amortization, including interest at the rate incurred by Landlord in connection therewith or, if Landlord has paid cash, at the Prime Rate of Seattle First National Bank) of capital improvements made subsequent to the initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building or which are required under any governmental laws or regulations not applicable to the Building at the time it was constructed.

       Real Property Taxes. Taxes, charges, assessments (or any installment
       -------------------
thereof due during the Fiscal Year) and other impositions, however denominated, levied from time to time with respect to the Land, the Building, or any improvements, fixtures and equipment and all other property of Landlord, real or personal, used directly in the operation of the Building and located in, on or about the Building; any taxes levied or assessed (or any installment thereof due during the Fiscal Year) in addition to or in lieu of, in whole or in part, such taxes; any other tax upon leasing of the Building or rents; any other tax or surcharge such as, for example, payments to or on account of public transit or car pooling or environmental facilities; and all costs and expenses incurred by Landlord in connection with the attempt to reduce any of the foregoing, whether by negotiation or contest. Real Property Taxes, however, shall not include any franchise or state income tax, inheritance tax, estate tax, business and occupation tax, or any other similar tax. Real Property Tax assessments shall be spread over the longest permitted payment period.

       Fiscal Year. The period of January 1 through December 31.
       -----------

       Operating Costs and Real Estate Taxes Base Amount. Tenant's Square
       -------------------------------------------------
Footage as defined in Section 1(3) multiplied by Six and 50/100's Dollars ($6.50). Tenant shall be notified of said amount in writing.

  6.2  Additional Rent for Operating Costs. If, in any Fiscal Year, Operating
       -----------------------------------
Costs multiplied by Tenant's Percentage is in excess of the Operating Costs Base Amount, then, in addition to all other amounts due hereunder and as Additional Rent, Tenant shall pay Landlord the amount of such excess ("Tenant's Share of Operating Costs"), such payments to be made in accordance with Section 6.3. In any partial year, Section 6.4.2 of this Lease shall apply.

  6.3 Estimated Increases. During December of each Fiscal Year or as soon
      -------------------
thereafter as practicable, Landlord shall give Tenant written notice of the estimated amount payable by Tenant under this Section 6.3 for the following Fiscal Year. On or before the first (1st) day of each month thereafter, Tenant shall pay Landlord one-twelfth (1/12th) of such estimated amounts, provided Landlord may, by written notice to Tenant, revise its estimate whereupon subsequent payments by Tenant for the remainder of the Fiscal Year shall be based upon such revised estimate. Within ninety (90) days after the close of each Fiscal Year during the term of this Lease, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement setting forth the total amount of Tenant's Share of Operating Costs for such Fiscal Year, where upon there shall be a final adjustment between Landlord and Tenant in connection with amounts due Landlord under this Section 6.3 and Tenant shall pay Landlord any amount due Landlord within thirty (30) days of receipt of such statement, and any amount due Tenant shall be credited to the next accruing amounts due Landlord pursuant to this Section 6.3 or if the Lease has terminated or expired, such amount shall be credited against any amounts still due Landlord and the balance shall be refunded to Tenant.

  6.4 Further Adjustments.
      -------------------

      6.4.2. For the Fiscal Year in which the term of this Lease commences or expires, Tenant shall pay only that proportion of the amount otherwise payable under this Section 6 which the number of days of the term of the Lease failing within such year bears to three hundred sixty-five (365) days, based upon the estimated amounts due pursuant to Section 6.3 for the Fiscal Year or commencement or termination.

  6.5  Personal Property Taxes. Tenant shall pay, prior to delinquency, all
       -----------------------
personal property taxes payable with respect to all property of Tenant located on or about the Premises or the Building and shall, promptly upon request of Landlord, provide written proof of such payment to Landlord. As used herein "property of Tenant" shall include all improvements which are paid for by Tenant and "personal property taxes" shall include all property taxes assessed against the property of Tenant, whether assessed as real or personal property. If any personal property taxes are assessed and taxed with the Building or the Land, Tenant shall pay to Landlord its share of such taxes within ten (10) days after receipt of a written statement setting forth the amount of such taxes that Landlord has determined are applicable to Tenant's property.

Section 7. Uses; Hazardous Materials.
           -------------------------

  7.1 Permitted Uses; Waste. Tenant shall use the Premises only for the
      ---------------------
Permitted Use as set forth in Section 1(19) and for no other business or purpose without the prior written consent of Landlord. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other Occupant in the Building, or is reasonably expected to injure the reputation of the Building, or is unlawful.

  7.2 Hazardous Materials.  Any matter (whether gaseous, liquid or solid) which
      -------------------
is designated as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 US4 9601, et seq., or as a Hazardous Substance, Hazardous Household Substance,
          ------
Moderate Risk Waste or Hazardous Waste under RCW 70.105.010, or which is regulated by any federal, state, or local law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environment now or as hereafter amended. "Hazardous Material" shall not include ordinary household cleaning and maintenance products, in reasonable quantities as deemed by Landlord in its sole discretion, which are used with due care and in accordance with the instructions of the manufacturer of such products in the reasonable and prudent conduct of Tenant's business on the Premises. Tenant shall not store, use or dispose of any Hazardous Materials in, on or about the Premises, the Building or the Land. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord, its agents and employees harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations contained in this Section
7.2. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord, its agents and employees harmless from and against any and all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup and restoration work and materials necessary to return the Premises, the Building, the Land and any other property of whatever nature, to their condition existing prior to the appearance of Tenant's Hazardous Materials on or about the Premises. Tenant's obligations under this Section 7.2 shall survive the expiration or other termination of this Lease.

Section 8. Covenants of Landlord.
           ---------------------
  8.1 Basic Services. Landlord shall repair and maintain the structural portions
      --------------
of the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault, or omission by of any duty by the Tenant, its agents, servants, employees, or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Except as provided in Section 11 of this Lease, there shall be no abatement of rent and no liability of Landlord by reason of any injury or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, or ordinance now or hereinafter in effect. All costs incurred by Landlord in complying with this Section 8.1 are Operating Costs for the purposes of Section 6 of this Lease. Landlord shall provide Tenant twenty four (24) hours prior notice of its intent to access the Premises except in the event of an emergency.

  8.2 Extraordinary Services. Should Tenant require special services from
      ----------------------
time to time on days or hours other than those specified in the Rules and Regulations attached as Exhibit C, Landlord shall, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay to Landlord, concurrently with payment of monthly Rent, as Additional Rent, Landlord's cost of labor, materials supplied and utilities consumed in providing such additional service plus reasonable administrative costs. The amount of such payment and expenses shall be excluded from the determination of Operating Costs.

  8.3 Landlord Not Liable. Landlord does not warrant that any of the services
      -------------------
referred to in this Lease, or any other services which Landlord may supply, will be free from power surge, interruption, curtailment or suspension, Tenant acknowledging that any one or more of such events or services may be suspended by reason of accident or repairs, alterations or improvements, or by reason of causes beyond the reasonable control of Landlord. No interruption, curtailment or suspension of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, or relieve Tenant from the full and complete performance of all of Tenant's obligations under this Lease, nor shall there be any abatement of Rent or other charges, unless damages are the result of Landlord's gross negligence or willful misconduct.

Section 9. Covenants of Tenant.
           -------------------

  Tenant agrees, for itself, its employees, agents and invitees, that it shall:

  9.1 Rules and Regulations. Comply with the Rules and Regulations, and such
      ---------------------
reasonable amendments and additions as from time to time may be adopted by Landlord to govern the use, occupancy and operation of the Building (the existing rules and regulations, as so amended or supplemented from time to time, being the "Rules and Regulations"). Landlord shall not be responsible to Tenant for the noncompliance by any other Occupant with any of the Rules and Regulations, and any failure by Landlord to enforce any Rules and Regulations against either Tenant or any other Occupant shall not constitute a waiver thereof.

  9.2 Landlord's Right of Access. Give Landlord, its agents, employees, lessors
      --------------------------
and mortgagees and any other person or persons authorized by Landlord, access to the Premises at all reasonable times, and at any time in the event of an emergency, to enable them to inspect, examine, show for lease or sale, and to make such repairs, additions and alterations to the Premises or the Building, or to the fixtures, appurtenances or equipment therein, as Landlord may deem advisable; provided that Landlord shall use reasonable efforts to (i) minimize any disruption of Tenant's business caused by such access and (ii) provide Tenant reasonable advance notice when feasible. Landlord shall also be entitled to install and operate at Tenant's cost a monitoring/metering system in the Premises to measure the added demands on electrical, heating, ventilating and air conditioning systems, resulting from Tenant's equipment and lights or from Tenant's after hours heating, ventilating and air conditioning service requirements. There shall be no allowance to Tenant or diminution of Rent and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from such right of access or the making of any repairs, alterations, additions or improvements in or to any portion of the Building or the Premises, or in or to the fixtures, appurtenances and equipment thereof.

  9.3 Repair. Keep the Premises and all portions thereof in good order and
      ------
condition, not damage or deface the Premises, Building or Land, make all repairs to the Premises which are not Landlord's obligation pursuant to Section 8 or
Section 11, repair any damage to the Premises, Building or Land or their contents caused by the failure of Tenant to comply with its obligations under this Lease, and any damage to the Premises, Building or Land arising our of misuse or negligence of Tenant, its employees, agents, invitees or visitors, and commit no waste in, about or to the Premises, Building, or Land.

  9.4 Quit and Remove. Upon the termination of this Lease for any reason, quit
      ---------------
and deliver up the Premises to Landlord peaceably and quietly in as good order and condition as the Premises shall be on the Commencement Date or may thereafter be improved by Landlord or Tenant, reasonable use and wear and repairs which are Landlord's obligations excepted, and, if Tenant is not in default under the terms of this Lease, remove Tenant's goods and effects and those of any other persons claiming under Tenant. Goods and effects not removed by Tenant at the termination of this Lease (or within 48 hours after a termination by reason of Tenant's default), shall be considered abandoned and Landlord may dispose of the same as it deems expedient and for its own account. Tenant shall promptly upon demand reimburse Landlord for any expenses incurred by Landlord in disposing of such abandoned goods and effects, and Landlord shall not be liable to Tenant for any net proceeds from such disposal. Landlord will notify Tenant if any goods or effects have not been removed upon Tenant vacating Premises.

  9.5 Advertising. Not place in or on or about the Premises signs, lettering,
      -----------
displays, advertising or pictures which are visible from outside the Premises (including public corridors) without the prior written approval of Landlord.

  9.6 Liens. At its expense, cause to be fully and completely discharged of
      -----
record, within ten (10) days of Landlord's demand, any labor or materialman's lien claim or other lien or claim filed against the Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, or on behalf of Tenant.

  9.7 Comply with Laws. At its expense, comply with all laws, orders, ordinances
      ----------------
and regulations of federal, state, county and municipal authorities and with any direction made pursuant to law of any public officer or officers, which shall, with respect to the Tenant's particular use of the Premises or to any abatement of nuisance, impose any violation, order or duty upon Landlord or Tenant arising from Tenant's particular use of the Premises or from conditions which have been created by or at the instance of Tenant or are required by reason of a breach of any of Tenant's obligations hereunder.

  9.8 Not Invalidate Insurance. Not do or permit to be done any act or thing
      ------------------------
upon the Premises which will invalidate or be in conflict with the Certificate of Occupancy or the terms of the property, boiler, sprinkler, water damage or other insurance policies covering the Building and the fixtures and property therein or do or permit anything to be done in or upon the Premises or bring or keep anything therein or use the Premises in a manner which may make insurance unavailable or increase the premium for insurance upon the Building or on any Property or equipment located therein. If Landlord's insurance premiums are increased because of Tenant's failure to comply with its obligations under this Lease, then Tenant shall pay the cost of any such increase, as additional rent, immediately upon demand.

  9.9 Insurance. At its expense, obtain and carry at all times during the term
      ---------
of this Lease (i) comprehensive general liability insurance covering the Premises with combined single limits of at lease One Million Dollars ($1,000,000.00) per person and per occurrence for personal injury (including bodily injury and death) and broad form property damage having combined single limits of at least Five Hundred Thousand Dollars ($500,000.00) per person and per occurrence, or such higher amounts as Landlord may from time to time reasonably designate by not less than thirty (30) days written notice to Tenant, for injury to persons (including death) and property arising out of the ownership, maintenance, use or occupancy of the Premises, and which insurance shall contain a contractual liability endorsement covering the matters set forth in Section 10 and Section 13 and shall not contain deductible amounts in excess of Twenty Five Thousand Dollars ($25,000.00) without Landlord's prior written consent; and (ii) fire and extended coverage insurance (with endorsements covering vandalism, malicious mischief, sprinkler leakage, water damage and business interruption for Tenant's fixtures, trade fixtures and furniture, and all other property owned or leased by Tenant and located in the Premises or Building. Such policies shall be written by insurers acceptable to Landlord having a rating in accordance with Best's Key Rating Guide of A-X or better and shall name both Landlord and its mortgagees as additional insured, as their interests may appear, and all such insurers shall agree not to cancel or amend (including as to scope or amount of coverage) such policies without at least thirty (30) days prior written notice to Landlord. Each such policy shall also provide that no act or default of any person other than Landlord or its agent shall render the policy void as to Landlord or affect Landlord's right to recover thereon. Tenant shall furnish Landlord with certificates of insurance evidencing coverage at all times during the term of this Lease. The insurance required by this Section 9 shall be on an occurrence basis. If Tenant is unable to obtain said insurance on an occurrence basis, it may be on a claims-made basis provided that, in addition, Tenant, at Tenant's expense, obtains an Owner's Protective Policy, issued in the name of Landlord only, which is on an occurrence basis for the limits required by this Section 9. Any policy required by this Section 9 shall be written as a primary policy not contributing with and not in excess of coverage which Landlord may carry.

Section 10. Alterations and Improvements.
            ----------------------------

  Tenant shall not make or install any alteration, installation, addition, hardware, window treatment, floor covering, fixture or other improvements to the Premises, or add to, disturb or in any way change any plumbing or wiring, without in each and every of such cases (Individually and collectively "Improvements") the prior written consent of Landlord. Landlord's written consent shall include any requirement to remove said alteration upon expiration or termination of the lease. Landlord's approval of plans or specifications for improvements shall not constitute an assumption of the responsibility for the accuracy or sufficiency of such plans and specifications, or their compliance with applicable codes, regulations or statutes, which responsibility shall be solely Tenant's. All such improvements shall be made at Tenant's sole cost and expense and any contractor or person selected by Tenant to make improvements must first be approved in writing by Landlord. Landlord may require that the contractor provide payment and performance bonds. All improvements and all repairs required to be made by Tenant shall be made in a good and workmanlike manner and in compliance with all governmental requirements, codes and rating bureau recommendations, and shall be performed by competent workmen approved in advance by Landlord. Tenant shall hold Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by, or in connection with the construction or installation of improvements. Tenant shall obtain all necessary permits from governmental authorities. Tenant shall repair any damage and perform any necessary clean-up to the Building or its contents resulting from any improvements made by Tenant. All Improvements, temporary or permanent, including wall paneling, built in cabinets, sinks, doors, floor coverings, or other built in units of any kind, however attached (except trade fixtures, medical equipment or devices, furniture and equipment belonging to Tenant which are removable without causing damage to the Building) or installed by Tenant in, on or about the Premises, shall, upon expiration or sooner termination of this Lease, become Landlord's property, and remain upon the Premises, all without compensation, allowance or credit to Tenant provided, Tenant shall at the expiration or termination of this Lease remove any improvements placed in the Premises by or on behalf of Tenant and so designated in the notice. Tenant shall, at Tenant's sole expense, repair any damage to the Premises or the Building resulting from such removal, and Landlord may require a payment and performance bond for the work of such removal. If Tenant fails to remove such designated improvements, they will be deemed to be abandoned by Tenant and Landlord may remove the same at Tenant's sole cost and expense.

Section 11. Damage or Destruction.
            ---------------------

  If the Premises are rendered partially or totally untenantable by fire or other casualty, the damage does not occur within the last twelve months of the then-effective Lease Term, and if the damage is repairable within one hundred twenty (120) days from the date of the occurrence, then if insurance proceeds are available to pay the full cost of the repairs, exclusive of deductible, Landlord shall diligently proceed to repair or restore the basic Building Structure, Tenant Improvements, and Improvements made or installed by or with the written approval of Landlord and which are or shall become the Property of Landlord (except Tenant and not Landlord shall fully and completely repair any damage to and shall replace the contents of the Premises such as trade fixtures, furniture, equipment or other Improvements belonging to Tenant); otherwise Landlord may elect to terminate this Lease. If Landlord elects to repair, the Rent and Additional Rent shall be abated in the portion that the untenantable portion of Premises bears to the whole thereof, as reasonably determined by Landlord, for the period from the date of the casualty to the completion of the repairs, unless the casualty results from the deliberate and intentional misconduct of Tenant or its contractors, agents or employees, in which case there shall be no abatement. If sixty percent (60%) or more of the Building Rentable Area is destroyed or damaged, then regardless of whether the Premises are damaged, Landlord may terminate this Lease. Landlord shall advise Tenant of Landlord's election to repair or terminate and, if it elects to repair, of the estimated repair period, by giving notice to Tenant thereof within thirty (30) days after the occurrence, and if Landlord advises Tenant that the repairs to the Premises will take longer than one hundred twenty (120) days from the casualty, Tenant shall have the right to terminate this Lease by so advising Landlord in writing thereof within fifteen (15) days thereafter. In the event of damage by casualty, Tenant shall, at its sole cost and expense, repair all damage to its own personal property and to all Improvements that are the property of Tenant. Landlord shall not be liable to Tenant for damages, compensation or other sums for inconvenience, loss or business or disruption arising from any casualty or any repairs to or restoration of any portion of the Building or Premises.

Section 12. Waiver of Subrogation.
            ---------------------

  It is the intention of the parties that each of them shall insure its real and personal property and interests therein, including economic interests, as and to the extent it sees fit. Each of Landlord and Tenant on behalf of its insurers and itself hereby fully and completely waives and releases and relieves the other, its agents, partners, officers, directors and employees, from responsibility for, and waives its entire claim of recovery against the other for, any loss of or damage hereafter occurring to that party's real or personal property located anywhere in, on or about the Building or the Land, including the Building itself, and from any loss of rental income from the Building resulting therefrom; except, in any of such cases, only to the extent that loss or damage is caused by the deliberate and intentional wrongdoing or gross negligence of the other, its agents, partners, officers, directors or employees.

Section 13.  Indemnification and Release.
             --------------------------

  (a) Tenant's Indemnity. Tenant shall, at its expense, indemnify, defend and
      ------------------
hold harmless from Landlord, its Mortgagees, partners, officers, agents and employees from and against any and all claims, losses, expenses (including attorney's fees), fines or penalties, or other liabilities, arising out of or in connection with the occupancy or use of the Premises, Building or Land by Tenant, its agents, customers, or employees (including, without limitation, any work undertaken or contracted for by Tenant, its agents or employees, whether pursuant to Section 10, and Exhibit to this Lease, or otherwise) unless caused by Landlord's gross negligence or willful misconduct. The indemnity and hold harmless provisions of this Section 13 shall survive expiration or termination of this Lease and shall include, but not be limited to, all claims against Landlord by any employee or former employee of Tenant, and Tenant thereby waives all immunity and limitation on liability of any industrial insurance act, including Title 51 of the Revised Code of Washington as now or hereafter amended, or other worker's compensation act, disability benefit act, or any other employee benefit act of any jurisdiction which would otherwise be applicable in the case of such a claim, but such waiver is not intended and shall not be construed or interpreted as applying to or benefiting any Person except Landlord or Tenant. LANDLORD AND TENANT HEREBY CERTIFY AND AGREE THAT THIS SECTION 13 HAS BEEN FREELY AND MUTUALLY NEGOTIATED.

  (b) Release of Certain Claims. Tenant hereby fully and completely waives
      -------------------------
and releases all claims against Landlord for any losses or other damages sustained by Tenant or any Person claiming through Tenant resulting from any accident or occurrence in or upon the Premises, Building or Land including but not limited to claims resulting from: any equipment or appurtenances, including the HVAC system, becoming out of repair; injury done or occasioned by wind; any defect in or failure of plumbing, heating or air-conditioning equipment, electric wiring or insulation thereof, any defect in or failure of gas, water and steam pipes, stairs, railings or walks, broken glass, leaking or running of any sewer pipe or downspout; the bursting, leaking or running of any HVAC system, tank, tub, wash stand, water closet, waste pipe, drain or any other pipe or tank; the escape of steam or hot water, water, snow or ice being upon or coming through the roof, skylight, trap door, stairs, doorway, show windows, walks or any other place; the falling of any fixture, plaster, tile or stucco; or any act, omission, or negligence of co-tenants, licensees, or any other persons or occupants of the Building or of an adjoining or contiguous Building or of any tenant or adjacent or contiguous space or property unless caused by Landlord's gross negligence or willful misconduct.

Section 14. Eminent Domain.
            --------------

  If the whole or substantially the whole of the Building or of the Premises shall be condemned or taken in any manner for any public or quasi-public use or purpose, including any purchase or other acquisition in lieu of condemnation, this Lease and the term and estate hereby granted shall cease and terminate as of the date of taking of possession for such use or purpose. If less than the whole or substantially the whole of the Building or of the Premises shall be so condemned or taken, the Landlord (whether or not the Premises be affected) may, at its option, by notice to Tenant, terminate this Lease and the term and estate hereby granted as of the date of the taking of possession for such use or purpose. In the event Landlord does not elect to terminate this Lease, then as to that portion of the Premises not so taken or condemned, the Rent, and the Operating Costs Base Amount shall be reduced pro-rata in accordance with the floor area of the Premises which may be so condemned or taken. Tenant's Percentage shall be equitably adjusted, and Landlord shall, at its expense, proceed with reasonable diligence to repair, alter and restore the remaining part of the Premises to substantially their former condition to the extent that the same may be reasonably feasible. Landlord shall be entitled to receive the entire award in any condemnation proceeding, including any award for the value of any unexpired term of this Lease, and Tenant shall have no claim against Landlord or against the proceeds of the condemnation (and Tenant shall also execute and deliver to Landlord such documents, in recordable form, as Landlord may require to confirm the same) except that Tenant shall have the right to claim and recover from the condemning authority compensation for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest); provided that such damages may be claimed only if they are separately awarded and not out of or as part of the damages recoverable by Landlord.

Section 15.  Assignment and Subletting.
             -------------------------

  15.1 Assignment or Sublease. Tenant shall not voluntarily, involuntarily or by
       ----------------------
operation of law, assign, sell, pledge, transfer, mortgage or encumber this Lease or any interest therein, or sublet the whole or any part of the Premises or allow any other person, except the employees, agents or invitees of Tenant to occupy or use any portion of the Premises (any of which events being a "Transfer" and any such assignee, purchaser, mortgagee, pledgee or other transferee being a "Transferee" for purposes of this Section 15) without first obtaining Landlord's written consent, which shall not be unreasonably withheld if all of the following conditions precedent are fully and completely satisfied.

       (a) The proposed Transferee is at least as credit worthy as Tenant when Tenant entered into this Lease, and satisfies Landlord's then current credit standards for tenants of the Building, and in Landlord's option has the financial strength and stability to perform all obligations under this Lease to be performed by Tenant as and when they fall due.

       (b) The proposed Transferee will use the Premises for a purpose which in Landlord's opinion (i) is lawful, (ii) is consistent with the permitted use of the Premises under this Lease, (iii) is consistent with the general character of business carried on by tenants of a first class office building, (iv) does not conflict with any exclusive rights or covenants not to compete in favor of any other tenant or proposed tenant in the Building, (v) will not increase the likelihood of damage or destruction, (vi) will not increase the rate of wear and tear to the Premises or common areas, (vii) will not likely cause an increase in insurance premiums for insurance policies applicable to the Building (unless the proposed Transferee agrees to pay such additional cost), and (viii) will not require new tenant improvements incompatible with then existing Building systems and components.

       (c) Tenant pays Landlord's reasonable attorneys' fees and costs incurred in connection with negotiation, review and processing of the Transfer, plus a processing fee not to exceed Five Hundred Dollars ($500.00) for each such request.

       (d) Any security deposit paid by Transferee to Tenant in excess of the Security Deposit held by Landlord will be paid to Landlord as additional Security Deposit.

       (e) At the time of the proposed Transfer, Tenant is not in default under or in breach of any term, provision or covenant of this Lease.

       (f)

       (g) The Transfer will not otherwise have or cause a material adverse impact on Landlord's interests in the Building or the Premises.

  Tenant shall have the burden of demonstrating that each of the foregoing conditions is satisfied. No Transfer shall relieve Tenant of any liability under this Lease. An assignment or sublease consented to by Landlord shall not be binding upon Landlord unless the assignee or subtenant delivers to Landlord: (i) an original executed assignment or sublease; (ii) any collateral agreement; and
(iii) an instrument containing said assignee's or sublessee's assumption of all of the obligations of Tenant under this Lease, in form and substance satisfactory to Landlord. The assignee or sublessee's failure to execute such a covenant shall not waive, release or discharge the assignee or sublessee from its liability for performance of Tenant's obligations under this Lease.

  15.2 Entity Ownership. The cumulative (i.e. in one or more sales or transfers,
       ----------------
by operation of law or otherwise) transfer of an aggregate of fifty percent (50%) or more of the voting stock issued and outstanding on the date of this Lease is executed by Landlord, including by creation or issuance of new stock, of a corporation which is (i) Tenant, (ii) the corporate assignee of Tenant,
(iii) or any corporation which is a general partner in a general or limited partnership which is Tenant or assignee of this Lease; or the cumulative (i.e, in one or more sales or transfers, by operation of law or otherwise) transfer of an aggregate of fifty percent (50%) or more of the ownership interest in a general or limited partnership which is Tenant or assignee of Tenant, by which an aggregate of fifty percent (50%) or more of such ownership interest is vested in a Person or persons who are not general partners (except as the result of transfers by gift or inheritance), shall be deemed a Transfer of this Lease and shall be subject to the provisions of Section 15.1. For the purpose of Section 15.1, any entity which has undergone any of the changes described in the Section
15.3 shall be deemed to be a Transferee excluding any Initial Public Offering or stock transfer for additional funding.

  15.3 Recovery by Landlord. If Tenant at any time desires to Transfer this
       --------------------
Lease, it shall give notice (a "Tenant Transfer Notice") to Landlord of its desire to do so which notice shall state the rent at which it proposes so to Transfer and shall contain full and complete financial and business information on its Intended Transferee. In addition to Landlord's rights under Section 15.1, Landlord may elect by notice to Tenant (a "Landlord's Repossession Notice"), within forty-five (45) days of receipt of the Tenant Transfer Notice, to terminate this Lease as to that portion of the Premises subject of Tenant Transfer Notice. If Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of the portion of the Premises subject of the Tenant Transfer Notice on the later of (i) the proposed date for possession by such Transferee, as set out in the Tenant Transfer Notice, or (ii) forty-five (45) days after the date of Landlord's Repossession Notice. All costs incurred by Landlord in construction improvements, such as doors or partitions, separating the remaining Premises from the repossessed area of the Premises shall be paid by Tenant within thirty (30) days of demand. If Landlord does not exercise such right to terminate, Tenant may thereafter Transfer this Lease or a portion of the Premises subject thereof, but at a rental not less than that offered to Landlord in the Tenant Transfer Notice and not later than forty-five (45) days after delivery of the Tenant Transfer Notice to Landlord, unless a further notice is given pursuant to this Section, provided (i) Landlord consents thereto pursuant to Section 15.1, (ii) Tenant delivers to Landlord prior to the effective date of any such Transfer duplicate originals of any instruments effecting such Transfer, in form and content satisfactory to Landlord, and (iii) all amounts received by Tenant from the Transferee in excess of the Rent payable hereunder for the area of the Premises so Transferred shall belong to and shall immediately be paid to Landlord as Additional Rent. No action or inaction by Landlord in connection with its rights under this Section 15.3 shall constitute or be deemed to constitute an approval of a proposed Transfer for purposes of
Section 15.1 except as specifically set forth in a notice from Landlord to Tenant.

  15.4 Assignee Obligation. Any assignee or purchaser approved by Landlord shall
       -------------------
assume all obligations of Tenant and shall be jointly and severally liable with Tenant for the payment of Rent, Additional Rent and other charges and performance of all of Tenant's obligations under this Lease. Tenant shall provide Landlord with full and complete duplicate originals of all instruments of assignment, sublease or assumption.

Section 16. Insolvency and Default.
            ----------------------

  16.1 Insolvency. The continuing rights granted to Tenant under this Lease are
       ----------
expressly made conditional upon the Tenant remaining solvent and capable of meeting the financial and other obligations imposed upon the Tenant under this Lease at all timed during the Term. Failure of the Tenant to satisfy this condition shall constitute a default entitling Landlord to cancel and terminate this Lease as hereinafter provided. Without limitation upon the right of the Landlord to demonstrate non-compliance by the Tenant with the provisions of this
Section 16.1, Tenant shall be deemed to be in default under this Section 16.1 upon the occurrence of one or more of the following event: (i) any judicial determination of the insolvency of the Tenant or any Tenant's Guarantor of the Tenant's obligations hereunder including, without limitation, the entry of an Order for Relief pursuant to the provisions of the Bankruptcy Code whether voluntary or involuntary; (ii) appointment of a receiver or a custodian or other similar officer for any portion of the Tenant's property or the property of any Tenant's Guarantor; (iii) the assignment for the benefit of creditors of any portion of the Tenant's property or the property of any Tenant's Guarantor; (iv) a determination, judicial or otherwise, that the Tenant or any Tenant's Guarantor is not generally paying its debts as such debts become due; or (v) any fact, event or circumstance which in the reasonable opinion of Landlord indicates that the Tenant or Tenant's Guarantor is insolvent or otherwise incapable of meeting the financial and other obligations imposed upon the Tenant under this Lease; (provided, however, that if any such action, case or petition has been commenced against Tenant or any Tenant's Guarantor and the same is dismissed within a period of sixty (60) days, then the event of default shall be deemed cured for purposes hereof) whereupon Landlord may elect, by notice to Tenant, to cancel and terminate this Lease, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Premises but shall forthwith quit and surrender the same, and Landlord, in addition to the other rights and remedies Landlord has by virtue of this Lease or any statute or rule of law, may retain as security for its damages any Rent, Security Deposit or monies received by Landlord from Tenant or others on behalf of Tenant not to exceed the actual damage amount as determined by the court. This Lease is upon the further condition that if a petition for relief under any chapter of the Bankruptcy Code is filed by or against Tenant or any Tenant's Guarantor and the trustee or debtor in possession has not cured all defaults hereunder and assigned or assumed his Lease under the Bankruptcy Code within sixty (60) days after the entry of the Order for Relief, then this Lease shall automatically terminate without the necessity of further action by or notice from either party. In case of termination pursuant to any of the foregoing provisions of this Section 16.1, Tenant shall indemnify Landlord against all costs and expenses and loss of Rent and Additional Rent, including, without limitation, amounts due under Section 16.3.

  16.2  Other Defaults. Tenant shall be in default of this Lease if:
        --------------

        (i) Tenant fails to pay any installment of Rent or Additional Rent or other charges hereunder when due; or

        (ii) Tenant fails to perform any other covenant, term, agreement or condition of this Lease when such performance becomes due, including but not limited to compliance with Section 15 of this Lease; or

        (iii) Tenant vacates or abandons or ceases to do business in the Premises.

  In the event Tenant fails to timely cure any such default, after notice as set forth in the last paragraph of this Section 16.2, Landlord may, immediately or at any time thereafter, elect to terminate this Lease by notice, lawful entry or otherwise, whereupon Landlord shall be entitled to recover possession of the Premises from Tenant and those claiming through or under Tenant. Such termination of this Lease and any repossession of the Premises shall be without prejudice to any remedies which Landlord might otherwise have for arrears of Rent or for a prior breach of any of the provisions of this Lease. Landlord and Tenant agree that a notice by Landlord requesting cure of a pre-existing default hereunder shall constitute a statutory notice to quit.

  In case of such termination, Tenant shall indemnify Landlord against all costs and expenses including the amounts due under Section 16.3 and loss of Rent. This Lease is upon the further condition that if Tenant shall neglect or fail to perform or observe any of Tenant's covenants which Tenant has neglected or failed to perform or observe at least once previously in any 12 month period (although Tenant shall have cured any such previous breach or breaches after notice from Landlord, and within the notice period), then Landlord lawfully may, but shall not be obligated to, immediately or at any time thereafter and without demand or further notice avail itself of and/or exercise any remedies and/or avail itself of any benefits permitted by this Section 16 or by law, including but not limited to termination of this Lease.

  With respect to a default occurring under clause (i) of the first sentence of this Section 16.2, Tenant shall have three (3) days following receipt of notice to cure from the Landlord within which to cure any such default. With respect to a default arising under clause (ii) of the first sentence of this Section 16.2, Tenant shall have thirty (30) days following the receipt of notice to cure from the Landlord within which to cure any such default; provided, however, that if the nature of such default other than for non-payment is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall be deemed to have cured the default if Tenant shall commence such cure within said 10 day period and thereafter diligently prosecute the same to completion and shall furnish Landlord with such assurances and indemnities that Landlord may require to ensure completion thereof and fully and completely protect Landlord from any loss or liability by reason of any delay. With respect to a default arising under clause (iii) of the first sentence of this Section 16.2, Landlord shall not be required to provide any notice to cure to Tenant prior to exercising Landlord's right of termination.

  16.3 Expense Recovery. Items of expense for which Tenant shall indemnify
       ----------------
Landlord shall include but not be limited to all costs and expenses incurred in collecting amounts due from Tenant under this Lease (including attorneys' fees, litigation expenses and the like); the unamortized portion of (i) amounts in the nature of commissions paid by Landlord to leasing agents in connection with this Lease and (ii) all costs and expenses incurred by Landlord to improve the Premises pursuant to this Lease and/or the Space Description and (iii) any additional amount furnished in the nature of an allowance (all of such amortization to be based upon the assumption that such costs and expenses are amortized on a straight line basis over the initial Lease Term); any abated Rent, Additional Rent or concessions which may have been granted Tenant; and all Landlord's other reasonable expenditures proximately caused by the termination. All sums due in respect of the foregoing shall be due and payable immediately upon notice from Landlord that a cost or expense has been incurred without regard to whether the cost or expense was incurred before or after the termination of this Lease. In the event proceedings are brought under the Bankruptcy Code, including proceedings brought by Landlord, which relate in any way to this Lease including, without limitation, proceedings for the termination, assumption or assignment thereof or proceedings to secure adequate protection for Landlord or proceedings involving objections to the allowance of Landlord's claim (in any of such cases a "Proceeding"), then Landlord shall be paid in addition to any and all amounts due Landlord pursuant to the terms of this Lease such further amount as shall be sufficient to cover all costs and expenses incurred by Landlord with respect to the Proceeding, which costs and expenses shall include the reasonable compensation costs, expenses, disbursements and advances of Landlord, its agent and attorneys. This Section applies only to those items not covered in Section 16.4.

  16.4 Damages. Notwithstanding termination of this Lease and re-entry by
       -------
Landlord pursuant to Section 16.1 or Section 16.2, the liability of Tenant for Rent and other charges provided for herein shall not be extinguished for the balance of the Term, and Landlord shall be entitled to recover from Tenant:

       (i) The worth at the time of an award (including interest at the rate set forth in Section 16.8), of any unpaid Rent which has been earned by Landlord at the time of termination, plus

       (ii) The worth at the time of an award (including interest at the rate set forth in Section 16.8), of the amount by which the unpaid Rent which would have been earned after termination until the time of any award exceeds the amount of loss of Rent that Tenant proves could have been reasonably avoided; plus

       (iii) The worth at the time of an award of the amount by which the unpaid Rent for the balance of the term of this Lease (as extended, if at all prior to termination exceeds the amount of such loss of Rent that Tenant proves could have been reasonably avoided (including interest at the rate set forth in Section 16.8 from the date of the award until paid). Such worth at the time of the award shall be computed at the discount rate of the Federal Reserve Bank of San Francisco, or successor Federal Reserve Bank, on the date of termination. For the purposes of this calculation only, the last Lease Years' Rent shall be deemed to be constant for each Lease Year thereafter; plus

       (iv) Any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including amounts due and payable pursuant to Section 16.3.

  16.5 Non-Termination of Lease. Should Landlord re-enter the Premises pursuant
       ------------------------
to Section 16.1 or Section 16.2, Landlord may elect, by notice to Tenant, not to terminate this Lease, in which case Tenant shall indemnify Landlord for the loss of Rent by a payment at the end of each month during the remaining Term representing the difference between the Rent which would have been paid in accordance with this Lease and the rental actually derived from the Premises by Landlord for such month. Without any previous notice or demand, separate actions may be maintained by Landlord against Tenant from time to time to recover any damages which, at the commencement of any action, have then or theretofore become due and payable to Landlord under this Section 16 without waiting until the end of the original term of this Lease.

  16.6 Reletting. In the event that this Lease shall be terminated as
       ---------
hereinabove provided or by summary proceedings or otherwise, Landlord may at any time and from time to time relet the Premises in whole or in part either in its own name or as agent of Tenant for any period equal to or greater or less than the remainder of the then current Term of this Lease for any rental which it may deem reasonable to any tenant it may deem suitable and satisfactory and for any use and purpose which it may deem appropriate, consistent with the operation of the Building in a first-class manner. Upon each reletting all rentals received by Landlord from such reletting shall be applied first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting and of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Upon a reletting of the Premises, Landlord shall not in any event be required to pay Tenant any surplus of any sums received by the Landlord in excess of the Rent payable in accordance with this Lease.

  16.7 Right of Landlord to Cure Defaults. If Tenant shall default in the
       -----------------------------------
observance or performance of any term or covenant on its part to be observed or performed under or by virtue of any of the terms and provisions in any section of this Lease, or if Tenant shall fail to pay any sum of money (other than Rent or other charges) required to be paid by Tenant hereunder, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligations to make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease, remedy such default for the account and at the expense of Tenant, immediately and without notice in case of emergency, or in any other case only upon Tenant's failure to remedy such default within ten (10) days after Landlord shall have notified Tenant in writing of such default. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection with Tenant's default including, but not limited to, attorneys' fees, in instituting, prosecuting or defending any action or proceeding, Tenant shall pay to Landlord as Additional Rent such sums paid or obligations incurred, with interest. Landlord shall have, in addition to any other right or remedy, the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent or Additional Rent.

  16.8 Unpaid Sums and Service Charge. Any amounts owing from Tenant to Landlord
       ------------------------------
under this Lease shall bear interest at the higher of (i) fifteen percent (15%) per annum or (ii) three percent (3%) in excess of the rate of interest announced on the first (1st) day of each month by Seattle First National Bank, Washington, its successors or assigns, at its prime rate for short term unsecured loans, calculated from the date due until the date of payment. In addition, if any payment of Rent, Additional Rent, or other charges, is not paid within ten (10) days of its due date, Tenant shall pay a late charge equal to ten percent (10%) of the amount of such overdue payment per month or portion thereof as liquidated damages for Landlord's extra expense and handling of such past due account.

  16.9 Cumulative Remedies. All remedies provided herein are intended to be
       -------------------
cumulative. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy provided under this Lease or otherwise provided by law.

  16.10  Repayment of "Free Rent". If this Lease provides for a postponement
         ------------------------
of any monthly payments, a period of "Free Rent" or other rent concession, such postponed rent or "Free Rent" is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully and punctually performed all of Tenant's obligations hereunder, including the payment of all Rent and Additional Rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Premises in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such Rent Abatement or other rent concession.

Section 17. Quiet Environment. Landlord covenants that upon Tenant's paying
            -----------------
Rent, Additional Rent, and all other amounts and charges due hereunder and observing and performing all the terms, covenants and conditions of this Lease on its part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises, subject, however, to the terms and conditions of this Lease.

Section 18. Landlord's Liability.
            --------------------

  18.1 Notice of Default. Tenant shall give written notice of any failure by
       -----------------
Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Building or Land whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground Lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter is diligently pursued to completion. Tenant shall not have the right to terminate this Lease as a result of Landlord's default or to perform maintenance or repairs and deduct the cost from amounts payable by Tenant to Landlord.

  18.2 Limitation of Liability. The liability of Landlord to Tenant for any
       -----------------------
default by Landlord under this Lease shall be limited to the interest of Landlord in the Land and Building (and the proceeds thereof). Tenant agrees to look solely to Landlord's interest in the Land and Building (and the proceeds thereof) for the recovery of any judgement against Landlord, and Landlord shall not be personally liable for any such judgement or deficiency after execution thereon. Notwithstanding the foregoing, however, Landlord shall have personal liability for insured claims beyond Landlord's interest in the Land and Building (and the proceeds thereof) but only to the extent of proceeds of Landlord's liability insurance coverage respecting such claims.

Section 19. Landlord's Interest in Premises.
            --------------------------------

  19.1 Priority. This Lease shall be subordinate to any first mortgage or a deed
       --------
of trust or sale and leaseback used for financing purposes, now existing or hereafter placed upon the Land, Building or the Premises, created by or at the instance of Landlord, and to any and all advances to be made thereunder and to interest thereon and all modifications, renewals, replacements or extensions thereof (a "Landlord's Mortgage"); this provision shall be self-operative and no further instrument or subordination shall be required by any Landlord's mortgagee. Notwithstanding the foregoing, however, Tenant shall execute and deliver any subordination agreement satisfactory in form and substance to the holder of a Landlord's Mortgage, but only if any such subordination agreement shall provide that so long as Tenant is not in default and has cured said default under this Lease, Tenant shall have the continued enjoyment of the Premises free from any disturbance or interruption by any holder of Landlord's Mortgage or any purchaser at a foreclosure or private sale of the Land, Building, or the Premises as a result of Landlord's default under a Landlord's Mortgage.

  19.2 Estoppel Certificates. Tenant shall, within ten (10) days of demand,
       ---------------------
execute, acknowledge and deliver to Landlord or its designee a written statement certifying: (i) the date the Lease Term commenced (the "Commencement Date") or will commence and the date it expires; (ii) the date Tenant entered into occupancy of and commenced business operations in the Premises; (iii) the amount of Base Rent and the date to which Rent has been paid; (iv) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of each agreement so affecting this Lease) and that no part of the Premises has been sublet, or to the extent such is not the case, a copy of any sublease); (v) that, to the extent such is the case, this Lease together with the Space Description, represents the entire agreement between the parties as to the Premises; (vi) that Landlord is not in default under this Lease (or if such is not the case, the extent and nature of such default); (vii) that all required advances by Landlord to Tenant on account of Tenant Improvements have been made (or the extent that such is not the case); (viii) on the date of such certification there are no existing defenses or claims which Tenant has against the enforcement of this Lease by Landlord (or if such is not the case, the extent and nature of such defenses or claims); (ix) the amount of the Security Deposit paid to Landlord and (x) any other fact or representation that a mortgagee or purchaser may reasonably request. It is intended that any such statement delivered pursuant to this Section 19.2 shall be fully and completely binding upon Tenant for all purposes of this Lease, may be relied upon by a prospective purchaser or mortgagee of Landlord's interest, or any assignee of any mortgage upon Landlord's interest in the Building or the Land. If Tenant shall fail to respond within ten (10) days of receipt of a written request by Landlord therefor, Tenant shall be deemed to have given a certificate as above provided without modification and shall be conclusively deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee, that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the Security Deposit is as stated in this Lease and that not more than one month's Rent has been paid in advance.

  19.3 Transfer of Landlord's Interest. In the event of any transfer,
       -------------------------------
assignment, sale or foreclosure of Landlord's interest in the Premises, the Building or the Land, other than a transfer for security purposes only, the transferor shall automatically be relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and Tenant shall attorn to the transferee, assignee or purchaser, and will recognize such transferee, assignee or purchaser as Tenant's Landlord under this Lease. In the event such transferee, assignee or purchaser shall further transfer its interest as Landlord under this Lease, Tenant covenants and agrees to attorn to such transferee, assignee or purchaser and to recognize such transferee, assignee or purchaser as Tenant's Landlord under this Lease. Tenant agrees within ten (10) days of demand to execute and deliver, at any time and from time to time, upon the request of Landlord or any mortgagee, or purchaser of other transferee of Landlord's interest to whom Tenant has previously attorned, any instrument which may be necessary or appropriate to evidence any such attornment.

Section 20. Holding Over. If Tenant shall retain possession of the Premises
            ------------
after termination or expiration of this Lease, then (i) if such retention of the Premises is without the express or implied consent of Landlord, for each day, or part thereof the Tenant so retains possession of the Premises, Tenant shall pay Landlord one hundred fifty percent (150%) the amount of the daily rate of Rent and Additional Rent and other charges payable by Tenant hereunder during the calendar month immediately preceding such termination or expiration together with any damages sustained by Landlord as a result thereof, and (ii) if such retention of the Premises is with the express or Implied consent of Landlord,
(1) such tenancy shall be from month to month (and in no event from year to year or any period longer than month to month), and (2) Landlord may terminate any such month to month tenancy upon thirty (30) days notice to Tenant, and (3) Tenant shall pay Landlord rental which shall be the greater of either the then quoted rates for similar space in the Building or one hundred fifty percent (150%) the monthly Rent and Additional Rent and other charges payable by Tenant hereunder during the calendar month immediately preceding such termination or expiration.

Section 21. Miscellaneous Provisions.
            ------------------------

  21.1 Headings. The titles to sections of this Lease and the table of contents
       --------
are for convenience only and shall not be considered in construing or interpreting the scope or intent of this Lease.

     21.2 Words. Words or any gender issued in this Lease shall be deemed to
          -----
include the other gender or the neuter and words in the singular shall be deemed to include the plural and the plural to include the singular where the sense requires. The adverbs "herein", "hereof", "hereunder", "hereto", "hereby", "hereinafter", and the like, wherever the same appear herein, mean and refer to this Lease in its entirety and not to any specific section. The term "person" includes a firm or partnership or corporation. The term "Occupant" shall mean any person entitled to occupy a portion or portions of the Building under a lease or other arrangement with Landlord.

     21.3 Heirs and Assigns. All of the covenants, agreements, terms and
          -----------------
conditions contained in this Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns. If more than one person or entity executes this Lease as Tenant, the liability of each to pay Rent, and all other costs and charges and to perform all other obligations hereunder shall be deemed to be joint and several.

     21.4 Non-Waiver. Failure of Landlord to insist, in any one or more
          ----------
instances, upon strict performance of any term, covenant or condition of this Lease, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future, of such term, covenant, condition or option, but the same shall continue and remain in full force and effect. The receipt by Landlord of Rent with knowledge of a breach of any of the terms, covenants or conditions of this Lease to be kept or performed by Tenant shall not be deemed to have been waived and signed by Landlord.

     21.5 No Brokers. Tenant represents and warrants to Landlord that it has
          ----------
not engaged any broker, finder or other person entitled to any commission or fee in respect of the negotiation, execution or delivery of this Lease, except as disclosed in Section 1 (20). The provisions of this Section 21.5 shall not apply to brokers with whom Landlord has a written brokerage agreement.

     21.6 Entire Agreement. This Lease and the Space Description contain the
          ----------------
entire agreement of the parties with respect to the subject matter hereof and no representations, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No provisions of this Lease or the Space Description may be changed, waived, discharged or terminated orally, but only by instrument in writing executed by Landlord and Tenant concurrently with or subsequent to the date of this Lease.

     21.7 Severability. Any provision of this Lease which shall prove to be
          ------------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

     21.8 Force Majeure. Time periods for Landlord's or Tenant's performance
          -------------
under any provisions of this Lease (except for the payment of money) shall be extended for periods of time during which the non-performing party's performance is prevented due to circumstances beyond the party's control, including, without limitation, strikes, embargoes, governmental regulations, inclement weather and other acts of God, war or other strife.

     21.9 No Accord or Satisfaction. No payment by Tenant or receipt by
          ---------------------------
Landlord of a lesser amount than the Rent and other charges stipulated herein shall be deemed to be other than on account of the earliest stipulated Rent or other charges, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent or other charges be deemed an accord and satisfaction, and Landlord's acceptance of such check or payment shall be without prejudice to Landlord's right to recover the balance of such rent and other charges or pursue any other remedy to which it is entitled.

     21.10 Governing Law. This Lease shall be construed and governed by the laws
           -------------
of the State of Washington.

     21.11 Notices.  Any demand, request or notice which either party hereto
           -------
desires or may be required to make or deliver to the other shall be in writing and shall be deemed by private courier service (such as Federal Express), facsimile, or three (3) days after being deposited in the United States mail, in registered or certified form, return receipt requested, addressed as follows:

     To Landlord:     REDMOND WHITEHALL ASSOCIATES,
     -----------      2105 - 112th Avenue NE #100
                      Bellevue, WA 98004
                      Attn: Drew D. Hall
                      Telephone: (206) 453-4107
                      Facsimile: (206) 454-0135

     To Tenant:       CACHEFLOW, INC,
     ---------        16701 NE 80th Street #100
                      Redmond, WA 98052
                      Telephone:  (206) ______________________
                      Facsimile:  (206) ______________________

or to such other address and person as either party may communicate to the other by like written notice.

     21.12 Tax on Rent. The Rent herein is exclusive of any sales, business and
           -------------
occupation, gross receipts or other tax based on Rents, or tax on Tenant's property or tax upon or measured by the number of employees of Tenant, or any similar tax or charge. If any such tax or charge be hereinafter enacted, and imposed upon Landlord, Tenant shall pay Landlord the amount thereof concurrently with each monthly Rent payment. If it shall not be lawful for Tenant so to reimburse Landlord, the monthly Rent payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such tax or charge upon Landlord as would have been payable to Landlord prior to the imposition of such tax or charge. Tenant shall not be liable to reimburse Landlord for any federal income tax or other income tax of a general nature to Landlord's Income.

     21.13 Right to Change Public Spaces and Building Directory. Landlord
           ----------------------------------------------------
reserves the right at any time after completion of the Building, without thereby creating an actual or constructive eviction or incurring any liability to Tenant, to change the arrangement or location of public areas of the Building not contained within the Premises or any part thereof, including entrances, passageways, doors and doorways, corridors, stairs, toilets and other public service portions of the Building.

     21.14 Mortgagee Requirements. Tenant shall within ten (10) days of request
           ----------------------
by Landlord deliver an executed and acknowledged instrument amending this Lease in such respects as may be required by any present or future mortgagee, provided that such amendment does not materially alter or impair Tenant's rights or remedies under this Lease or increase its rental burdens.

     21.15 Time is of the Essence. Tenant's and Landlord's performance of each
           ------------------------
of Tenant's and Landlord's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     21.16 Capacity to Execute. If Tenant is a corporation, each person signing
           -------------------
this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the Partnership, that he or it has full authority to sign for the Partnership and that this Lease binds the Partnership and all general partners of the Partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     21.17 Cost of Attorneys' Fees. In the event of litigation between the
           -----------------------
parties hereto, declaratory or otherwise, for the enforcement of any of the covenants, terms or conditions of this Lease, the non-prevailing party shall pay the costs thereof and attorneys' fees reasonably incurred by the prevailing party as determined by the court, in such suit, at trial and on appeal. The parties covenant and agree that they intend by this Section 21.17 to compensate for attorneys' fees actually incurred by the prevailing party to the particular attorneys involved at such attorneys' then normal hourly rates and that this Section shall constitute an instruction to the Court that such rate or rates shall be deemed reasonable.

     21.18 Changes. Landlord does not guarantee the continued present status of
           -------
light or air over any property adjoining or in the vicinity of the Building. Any diminution or shutting off of light, air or view by any structure which may be erected near or adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

     21.19 No Reservation. The submission of this Lease for examination does
           --------------
not constitute a reservation or option to Lease the Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

     21.20 Recording. This Lease shall not be recorded by either party. The
           ---------
parties shall record a mutually acknowledged notice of the existence of this Lease in short form stating the identity of the parties, and the duration of the leasehold.

     21.21 Riders. The provisions of Rider 1 through Rider 3 inclusive, attached
           ------                          -               -
to this Lease are hereby incorporated by this reference as if fully here set forth. Capitalized terms in any Rider or Exhibit have the same meaning as set forth in this Lease. Time is particularly of the essence with respect to the provisions of every Rider.


     IN WITNESS WHEREOF this Lease has been executed as of the day and year set forth above.

     Landlord:  REDMOND WHITEHALL ASSOCIATES
                a Washington General Partnership


           By:  /s/ Drew D. Hall                2-26-97
                ----------------------------------------------
                Drew D. Hall                     Date
           Its: Managing Partner



     Tenant:    CACHEFLOW, INC.
                a Delaware Corporation


           By:  /s/ Joseph J. Pruskowski        2-20-97
                ----------------------------------------------
                Joseph J. Pruskowski             Date
           Its: President

                          LANDLORD'S ACKNOWLEDGEMENT
                          --------------------------



State of Washington )

                        )     ss.

County of King      )


     I certify that I know or have satisfactory evidence that Drew D. Hall
                                                              ------------
is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Managing Partner of REDMOND WHITEHALL
                                      ----------------    -----------------
ASSOCIATES to be the free and voluntary act of such party for the uses and
-----------
purposes mentioned in the instrument.

                           Dated:  2/26/97
                                   -------------------------------------

                                          /s/ Glenda K. Loveless
                                          ------------------------------
                                          (Signature)
[NOTARY PUBLIC APPREARS HERE]
                                          Escrow Officer, Notary Public
                                          -------------------------------
                                          Title

                                          My appointment expires  12/3/97
                                                                 --------

                           TENANT'S ACKNOWLEDGEMENT
                           ------------------------


State of Washington )

                    )     ss.

County of King      )



     I certify that I know or have satisfactory evidence that Joseph J.
                                                              ---------
Pruskowski is the person who appeared before me, and said persons acknowledged
----------
that they signed this instrument, on oath stated that they were authorized to execute the instrument and acknowledged it as the President and N/A,
                                                  ---------     ---
respectively, of Cacheflow, Inc. to be the free and voluntary act of such party
                 ---------------
for the uses and purposes mentioned in the instrument.

                           Dated:  2/20/97
                                   -------------------------------------

                                          /s/ Steven S. O'Dell
                                          ------------------------------
                                          (Signature)
[NOTARY PUBLIC APPREARS HERE]
                                          Notary Public
                                          -------------------------------
                                          Title

                                          My appointment expires  1/23/00
                                                                 --------

                              Exhibit A to Lease
                              ------------------

       Diagram of floor(s) with approximate location of Premises Marked.

                            Exhibit B To Lease
                            ------------------

                            Description of Land
                            -------------------

LOTS 1 through 9 of 2nd amended site plan for Redmond Office Center, a binding site plan, as per plat recorded in Volume 159 of Plats, Pages 3 through 5, Records of King County;

SITUATE in the City of Redmond, County of King, State of Washington;

SUBJECT to those matters set forth in the public records thereof.

                              Exhibit C to Lease
                              ------------------

                             RULES AND REGULATIONS

     Section 1. Landlord shall have the right to control and operate the Common Areas in such manner as is reasonable for the benefit of the Occupants generally. Tenant shall not invite to its Premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the Common Areas by other Occupants. No portion of the sidewalks, doorways, entrances, passages, vestibules, halls, lobbies, corridors, elevators or stairways in or adjacent to the Building shall be obstructed or used for any purpose other than the ingress and egress to and from the Premises. Tenant, its employees or invitees shall not go upon the roof of the Building. Landlord reserves the right from time to time to reduce, increase, enclose or otherwise change the size, number, location, layout, and nature of the Common Areas and facilities, to construct additional buildings and storage, and to create additional rentable areas through use or enclosure of Common Areas. When reasonably necessary Landlord may either temporarily or permanently change the location of, or close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or release of Tenant from the duty of observing and performing any of the provisions of this Lease so long as Tenant has reasonable access to the Premises.

     Section 2. During such hours as Landlord may from time to time reasonably determine, Landlord may: (i) require all persons entering or leaving the Building to identify themselves to a watchman by registration or otherwise and to establish their right to enter or leave the Premises or the Building; and
(ii) limit entries into and departures from the Building to such one or more entrances as Landlord shall from time to time designate.

                Landlord reserves the right at any time to require that Tenant, its employees or agents, desiring to take office furniture or equipment or other similar items from the Building first obtain a pass therefor from Landlord or such employee or agent of Landlord as Landlord shall from time to time designate for such purpose. Tenant shall prior to moving furniture or other equipment into or out of the Building, in all instances first obtain the prior written approval of Landlord, both as to the time of day and entrance to the Building to be utilized by Tenant in connection with such move.

                Landlord reserves the right to exclude or eject from the Building all solicitors, canvassers and peddlers, or any person who, in the judgement of landlord's security officer, agent or employee in charge, is under the influence of intoxicants or drugs, or any person who shall in any manner due any illegal act or any act in violation of any of the Rules and Regulations.

                Landlord may enact such other security measures as Landlord may from time to time reasonably determine necessary for the safety and protection of the Occupants and the Building. In no event shall Landlord be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

     Section 3. Subject to the terms and conditions of the Lease, Landlord shall provide heating and air conditioning as reasonably required for reasonable, comfortable occupancy of the Building and the Premises under normal business operations. Business Hours mean Monday through Friday from 7:00 a.m. to 8:00 p.m., Saturdays 8:00 a.m. to 1:00 p.m. Sundays and holidays excepted. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the heating and air conditions systems. Landlord reserves the right, at its option, to install supplementary air conditioning equipment in the Premises if such machines or equipment is placing an above building standard burden on the heating and air conditioning systems. If supplementary air conditioning equipment is installed, the Tenant shall, within ten (10) days of invoice, pay Landlord (i) the cost of any such installation and (ii) the cost of operation and maintenance of such supplementary equipment at such rates as Landlord may reasonably determine.

                The Building is designed to accommodate electrical and heating loads generated by lights and equipment typically found in a standard office environment. Tenant shall obtain the prior written consent of Landlord before installing lights or equipment which will result in the typical standard being exceeded in any part of the Premises.

                Tenant must obtain the written consent of Landlord prior to using any equipment in the Premises with power requirements in excess of 220 volt single phase 30 amperes. Regardless, of whether such consent has been obtained, Tenant shall, within ten (10) days of invoice, pay Landlord the cost of electrical systems or modifications necessitated by such equipment, including installation.

                Tenant shall conserve energy, water, heat and air conditioning and shall cooperate fully with Landlord to assure reasonable and efficient operation of the heating and air conditioning systems in the Building. Tenant shall also comply with Landlord's instruction for the use of drapes and thermostats in the Building.

     Section 4. Subject to the terms and conditions of the Lease, Landlord shall provide routine janitorial service to the Premises and common areas of the Building five (5) calendar days of each week, excluding holidays, consisting of routine dusting, vacuum cleaning or dust mopping floors, removing normal trash, and periodic cleaning of exterior windows, maintaining normal hard surface floors and cleaning entrance doors of the Premises, according to landlord's work schedule. Landlord shall not be required to provide janitorial services for Tenant's Premises where the Permitted Use is for health care or specialized laboratory uses. All janitorial service in and about the Premises shall be performed by employees of or service companies approved by Landlord. Landlord shall have no liability whatsoever to Tenant or any other person for any loss of or damage to personal property on or about the Premises, however occurring, including any damage done by a janitor or any other employee or any person. Janitor service will not be furnished on nights when rooms are occupied after 6:00 p.m. unless, by agreement in writing, service is extended to a later hour for a specifically designated rooms.

     Section 5. All deliveries of large or bulky articles shall be delivered to and removed from the Premises only via stairways or elevators which have been properly padded or protected by Tenant. All deliveries of the above-mentioned items must be scheduled with the Landlord to ensure the elevator used for the delivery is properly padded. Objects of unusual or extraordinary size or weight shall not be brought into or removed from the Building without the prior written consent of Landlord and, where such consent is obtained, shall be brought into or removed from the Building at the time and place and in the manner and shall be placed and maintained in such location and position in the Premises as Landlord may designate. The firm employed to move Tenant's equipment, material, furniture or other property in or out of the Building must be a professional mover, reasonably acceptable to landlord and insurance must be sufficient to cover all personal liability, theft or damage to the Building. All damage to the Building (including any stairway or elevator) or the Premises by the deliver, installation, use or removal of freight, furniture, business equipment, merchandise, safes or other articles shall be paid for by Tenant. Landlord shall not be responsible for damage to any of Tenant's property delivered to or left in any receiving area or elsewhere in the Building by any agent, employee or representative of Landlord as an accommodation to Tenant, Landlord being under no obligation to accept delivery of, or to move or handle, any property of Tenant.

     Section 6. Tenant shall not place a load upon any floor of the Premises which exceeds forty-five pounds live load and twenty pounds for partitions per square foot of floor space. Landlord reserves the right to prescribe the weight and position of all safes, files and heavy installations which Tenant wishes to place in the Premises in order to properly distribute the load. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any other Occupant in the Building shall be placed and maintained by Tenant at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

     Section 7. Tenant, Tenant's employees, agents or invitees shall not, without the prior written consent of Landlord:

            7.1 Attach, hang or use any curtain, blind, shade, awning or screen in connection with any window, door or entrance in the Premises or the Building, or attach or install any aerials or other projections from the Premises or the Building.

            7.2 Use the name of the Building for any purpose other than that of Tenant's business address, or use any picture of the Building.

            7.3 Alter any lock or install a new or additional lock or any bolt on any door of the Premises. If Landlord shall give its consent thereto, Tenant shall in each case furnish Landlord with a key for any such lock, and upon termination of its tenancy, Tenant shall deliver to Landlord all keys to the Premises and to all other rooms or offices furnished to Tenant or which Tenant shall have made. Landlord will provide Tenant with additional keys for any lock in the Premises upon payment therefor by Tenant.

            7.4 Install any security system without Landlord's prior consent. If Landlord shall give its consent thereto, Tenant shall furnish Landlord with such passwords or other security devices as are necessary to furnish Landlord access to the Premises, and upon termination of its tenancy, Tenant shall deliver to Landlord all security access devices which Tenant shall have had made.

            7.5 Bring or keep in or about the Premises or the Building any animals, birds or other pals (excepts seeing-eye dogs) or bicycles or other vehicles, except at such areas as Landlord may designate, temporarily or otherwise.

            7.6 Make or permit to emanate from the Premises or the Building any objectionable noise or odor, nor use or keep in the Premises or the Building any inflammable or combustible fluid or material, or in any manner annoy, disturb or interfere with other Occupants or their employees and invitees.

            7.7 Install telegraphic or telephonic connections or other wire services, or bore or cut for such wires or Instruments incident thereto, unless Landlord has approved the location and method of installation, introduction and placement of such wires and instruments.

            7.8 Drive spikes, hooks, screws or nails or other devices in the walls or woodwork (except for hanging small pictures or similar items) or drill holes in the floor of the Premises.

            7.9 Place any boxes, cartons or other rubbish in the corridors or other public areas of the Building.

            7.10 No Tenant will use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in Tenant's normal operations in the Premises. Without Landlord's prior written approval, no Tenant will use any method of heating or air conditioning other than that supplied by Landlord.

            7.11 Not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Property, or on any part of the inside of the Premises which can be seen from the outside of the Premises without the prior consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Landlord in writing and which complies with all recorded Restrictive Covenants and Easement for the Building. Landlord shall prescribe the suite number and identification sign for the Premises (which shall be prepared and installed by Landlord at Landlord's expense). Landlord reserves the right to remove at Tenant's expense all matter not so installed or approved without notice to Tenant.

            7.12 Not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly, in Landlord's discretion, from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent, if any, that the character, shape, color, material and make thereof is first approved by the Landlord and which complies with any recorded Restrictive Covenant and Easement for the Building.

            7.13 Tenant shall not conduct, permit or advertise any auctions or sheriffs sales or distress sales in the Premises, Building or Land.

     Section 8. Tenant shall be liable for any damage to the fixtures and systems located in the Building resulting from the abuse or misuse of any nature or character whatever by Tenant, or Tenant's employees, agents or invitees.

     Section 9. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service to Tenant, to Landlord's representative for approval before performance of any work. Notwithstanding such approval, Landlord shall not be liable in any manner for the work so performed by Tenant's contractors, contractor's representatives and installation technicians. This Section shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, window, ceilings, equipment or any other part of the Building.

     Section 10. Tenant shall give prompt written notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, heating or air conditioning systems or other systems or improvements in the Premises or the Building, to enable Landlord to repair such damage or defects.

     Section 11. Landlord shall have the right to keep a passkey and be issued necessary security codes and devices to the Premises and the right to enter the Premises for inspection, maintenance, cleaning or repairing and for any other reasonable purposes.

     Section 12. Landlord may change the name and the street address of the Building, without notice and without liability to any Occupant.

     Section 13. Landlord reserves the right from time to time to amend and to make such further reasonable Rules and Regulations as, in the judgement of the Landlord, may be necessary or desirable for the safety, care or cleanliness of the Building or the preservation of good order herein, or the maintenance and promotion of the high class character and reputation of the Building or for any other reasonable or desirable purpose. Such further Rules and Regulations and such amendments shall be binding upon Tenant, effective upon Tenant's receipt of a copy thereof. Waiver by Landlord of any breach of any Provision of the Rules and Regulations by any other Occupant shall not be deemed to be a waiver of such Rules and Regulations as to Tenant or all Occupants.

     Section 14. In addition to definitions set forth in these Rules and Regulations, capitalized terms herein shall have the same meaning as set forth in the Lease to which this is an Exhibit.

                              Exhibit D to Lease
                              ------------------

                        PLANS AND SPACE DESCRIPTION


The Tenant Improvements to be made to the Premises by Landlord shall be of comparable materials and workmanship to those found in other occupied spaces within Redmond Corporate Center. Standard interior finishes shall include quality wall-to-wall carpeting, acoustical ceilings, recessed lighting, painted GWB walls, oak trimmed windows, solid core doors and high quality hardware.

Landlord will build out the Premises "turnkey" to a mutually agreed upon design substantially along the lines illustrated on the schematic outline shown on Exhibit A, subject to Landlord's final pricing of the construction drawings.

Landlord and Tenant acknowledge and agree to Landlord's contribution towards construction of the tenant improvements outlined in the final construction drawings and specifications shall not exceed One Hundred Twenty Three Thousand Five Hundred Sixty Seven and No/100's Dollars ($123,567.00) including space planning/architectural services, governmental permits, and construction expenses, but excluding Washington State sales tax.

Should changes occur which increase the cost of completing the mutually agreed upon Tenant improvements, Tenant shall be responsible for any excess expenses. Tenant shall reimburse Landlord for any Tenant improvement Expense overages within ten (10) days from receipt of Landlord's invoice.

Furthermore, any delays in the final design, permitting or construction of the Tenant Improvements caused by Tenant, Tenant's designers, Tenant's suppliers or other entities selected by Tenant shall not extend the Commencement Date of the Lease. Such delays shall include, but are not limited to, change orders incurred during the construction process as the result of revisions to design, material selections, equipment selections or other Tenant driven decisions.

                                   Rider #1

                                RENEWAL OPTION

                            To the CACHEFLOW, INC.
                        Redmond Corporate Center Lease

Option Period
-------------

     A. Option: Tenant is granted the right to extend the term of this Lease for
        ------
two (2) separate and consecutive periods of three (3) years (the "Option Term"), on the terms and conditions set forth herein; provided, that the right to extend for such Option Term (the "Option") may be exercised only in the event Tenant has not been in default at any time during the entire term of this Lease and is not in default either at the time the Option is exercised nor at the time the Option Term is to commence.

     B. Exercise of Option: To exercise the Option described in this Article,
        ------------------
Tenant must notify Landlord in writing no earlier than three hundred sixty (360) days and no later than one hundred eighty (180) calendar days prior to the expiration of the initial Term of this Lease.

     C. Continuing Effect: In the event Tenant properly exercises its Option
        -----------------
rights as provided herein and the Term of this Lease is extended as provided herein, all of the terms and conditions of this lease shall apply during the Option Term, including but not limited to Tenant's obligation to pay rent and other charges and expenses provided for in the Lease, and provided, that (1) the Option right exercised by the Tenant in order to extend the Term of the Lease shall terminate and be of no further force and effect and may not be exercised again by Tenant; (2) no concession previously granted Tenant by Landlord, if any, shall be due or payable to Tenant during or with respect to such Option Term; and (3) rent during the Option Term shall be determined in accordance with the provisions of subparagraph (D) hereof.

     D. Option Rent.
        -----------

        1. Option Term Base Rent: The Option Term base rent shall be equal to
           ---------------------
the base rent for the last month of the initial lease term or subsequent
Option Term subject to an adjustment commencing on the first day of the applicable Option Term. Said adjustments shall be computed as follows: The "All Items" Consumer Price Index for All Urban Consumers, US City Average (1982-84=100) published by the United States Department of Labor's Bureau of Labor Statistics ("CPI") for the thirteenth (13th) month prior to the expiration of the initial lease term or applicable Option Term shall be referred to as the "Base Index". The CPI for the month prior to the applicable Adjustment Date shall be the "Adjustment Index" to compute rent adjustments to commence with said Adjustment Date. If, as of the applicable Adjustment Date, the Adjustment Index has increased over the Base Index, then the Rent payable under this Lease shall, commencing with the applicable Adjustment Date and continuing thereafter until the next Adjustment Date, be equal to the initial Base Rent or applicable Option Rent of the Lease multiplied by a fraction, the numerator of which is the Adjustment Index and the Denominator of which is the Base Index; provided, that in no event shall the Rent be less than the Rent in effect on the month prior to the Adjustment Date. If any Index is calculated from a base different from the base period 1982-84=100, such index shall be converted to such base period by use of a conversion factor supplied by the Bureau of Labor Statistics. If the CPI is discontinued or replaced during the Term hereof, such governmental Cost of Living Index or computation which replaces the CPI shall be used in order to obtain substantially the same result as would be obtained if the CPI had not been discontinued or replaced.

                                   Rider #2

                              CANCELLATION OPTION

                                CACHEFLOW, INC.
                        Redmond Corporate Center Lease

Provided that Tenant is not in default under any terms and conditions of this lease Tenant shall have a one time right to terminate this lease on the last day of the thirty-sixth (36th) month of the lease term by giving the Landlord at least one hundred fifty (150) days prior written notice and by paying at the time of giving such notice a termination fee equal to all unamortized tenant improvement costs and unamortized brokerage fees. In expressing this option, Tenant shall forfeit the Security Deposit equal to Eleven Thousand One Hundred Nineteen and 88/100's Dollars ($11,119.88).

                                   Rider #3

                            RIGHT OF FIRST REFUSAL

                            To the CACHEFLOW, INC.
                        Redmond Corporate Center Lease

     2.1 Effective as of the Lease Commencement Date, March 15, 1997, Landlord grants Tenant a right of first refusal ("Right of First Refusal") on approximately 2,751 rentable square feet located on the northwest corner of the second (2nd) floor of the Building.

     2.2 Exercise of Right of First Refusal. This Right of First Refusal shall
         ----------------------------------
be subject to the following terms and conditions:

         (a) Landlord shall provide Tenant with a written notice (the "Notice") at such time as Landlord submits a lease proposal to a third party (other than the existing Tenant) to lease all or any portion of the RFR Space, which Notice shall set forth the fact that a lease proposal covering all or some portion of the RFR Space has been submitted to a third party and stating the rentable square foot area and location of the RFR Space subject to such proposal and the date on which lease of the applicable RFR Space is to commence.

         (b) Tenant shall have forty-eight (48) hours (the "Response Period") from receipt of such Notice within which to elect to take all of the RFR Space being offered to the third party, which election shall be in writing and received by Landlord within said Response Period.

         (c) Tenant shall pay to Landlord the first month's Rent and additional Security Deposit for such RFR Space on or before the date Landlord makes the RFR Space available for Tenant's occupancy at the then negotiated rental rate.

         (d) Failure of Tenant to elect to take all of the RFR Space being offered to a third party within the Response Period in the manner set forth above shall be conclusively deemed a waiver of Tenant's Right of First Refusal with respect to that portion of the RFR Space for lease to said third party or on the terms and conditions set forth in the Notice. However, Tenant's Right of First Refusal hereunder shall apply to any future lease proposal with respect to such RFR Space to any third party or upon terms different than those stated in the Notice.

         (e) Tenant is not in default under this Lease and is in occupancy of the Premises (i) on the date Tenant elects in writing to exercise this Right of First Refusal, and (ii) on the date Tenant occupies the RFR Space.

     2.3 If the Right of First Refusal with respect to any RFR Space is exercised at the time and in the manner as set forth above, Tenant shall take all of such RFR Space under all of the terms and conditions of this lease, except Landlord provided tenant improvements and corresponding lease rates, and such provisions shall automatically be amended to include that portion of the RFR Space taken commencing on the date set forth in the Landlord's notice given pursuant to subparagraph 1.2(a) above. Rent payable by Tenant shall be increased to account for the additional square footage of the RFR Space at the then mutually agreed upon lease rate for Right of First Refusal Space during the Lease Term. Tenant's Percentage shall also be increased to account for the increase in the total rentable square footage leased by Tenant.